Hyatt Regency Grand Cypress Park Hyatt Aviara Resort, Golf Club & Spa Royal Palms Resort & Spa The Ritz-Carlton, Denver Hyatt Regency Scottsdale Resort & Spa Fairmont Pittsburgh The Ritz-Carlton, Pentagon City Investor Presentation February 2019

Forward-Looking Statements 2

Transaction-Oriented Mindset Focus on diversification, quality, and portfolio enhancement Corporate Conservative Leverage Profile Strategy Emphasis on a healthy balance sheet throughout various lodging cycles Aggressive Asset Management Initiatives Leveraging strong relationships with both brands and managers

Xenia’s Portfolio Today Portfolio Characteristics Diversified Branding Key Portfolio Statistics • 40 Hotels • 11,167 15 Rooms Brands • 17 26 • States Markets Andaz Savannah Fairmont Dallas Andaz Napa Loews New Orleans 4

Diversified Geographic Footprint Hotels located across 26 unique lodging markets including the higher-growth Sunbelt region and several gateway markets. No single market contributes more than 10% of 2018 Hotel EBITDA1 5

Catalysts for Value Creation Post-renovation ramp opportunities at recently renovated hotels • • • • Margin growth opportunities at newly acquired hotels • • • Asset Repositioning / Rebrandings • • • 6

Strong Financial Profile $3.3 Billion 3.6x 5.6% Enterprise Value1 Net Debt/EBITDA2 Dividend Yield1 Balance Sheet Overview3 Debt Maturity Profile3 $575M Term Loans 30 Hotels unencumbered, $673M Property represents ~65% Level of Hotel EBITDA Debt $500M LOC Availability 7

Xenia Track Record

Strategic Capital Allocation Improves Portfolio Quality Xenia’s Current Portfolio 40 $165.27 $28,183 3.6x Hotels 2018 RevPAR 2018 Hotel EBITDA/Key Net Debt/EBITDA1 9

Transaction Activity Transforms Company Profile Since listing in February 2015, Xenia has completed $2.5 billion in transactions including 12 acquisitions and 20 dispositions • • • • • • • • • • • • • • • • • • 10

Strategically Transformed Portfolio At Listing Current1 Brand Mix 7% Chain Scale Mix1

Strategically Transformed Portfolio Transaction Activity Since Listing Acquisitions1 Dispositions $1.4 Billion $1.1 Billion All Luxury or Upper Upscale All Upper Upscale or Upscale 12 3,289 20 4,869 Hotels Rooms Hotels Rooms 12

2018 in Review

2018 Operating Results 2018 Company Results $299.8 Million $2.22 Adjusted EBITDAre Adjusted FFO/Share 14

Transaction Activity Strengthens Competitive Profile Acquisitions Dispositions $354 Million $420 Million 4 841 3 1,173 Luxury Hotels Rooms Upscale Hotels Rooms $214.18 $24,700 14.8% $154.19 $26,835 40.4% 2018 RevPAR 2018 EBITDA/Key 2018 EBITDA Margin TTM RevPAR TTM EBITDA/Key TTM EBITDA Margin • • • • • • 15

2018 Capital Markets Activity ✓ ✓ ✓ ✓ ✓ ✓ ATM Utilization New Loans and Refinancings Strong Leverage Profile • • • • • • • • • Marriott Dallas City Center Hotel Palomar Philadelphia Grand Bohemian Hotel Orlando Hyatt Regency Santa Clara 16

Well-Maintained Portfolio Select 2018 Guestroom Renovation Projects Andaz Savannah 17

Well-Maintained Portfolio Select 2018 Guestroom Renovation Projects Hotel Monaco Denver 18

Well-Maintained Portfolio Select 2018 Guestroom Renovation Projects Hyatt Regency Grand Cypress 19

Well-Maintained Portfolio Select 2018 Guestroom Renovation Projects Lorien Hotel & Spa 20

Well-Maintained Portfolio Select 2018 Guestroom Renovation Projects Marriott Chicago Medical District 21

Well-Maintained Portfolio Select 2018 Guestroom Renovation Projects Marriott Dallas City Center 22

Well-Maintained Portfolio Select 2018 Guestroom Renovation Projects Westin Oaks Houston 23

Well-Maintained Portfolio Other 2018 Renovation Projects Marriott San Francisco Airport – Great Room 24

Well-Maintained Portfolio Select 2017 Renovation Projects Marriott San Francisco Airport – Meeting Space 25

Well-Maintained Portfolio Other 2018 Renovation Projects Westin Galleria Houston – Meeting Space 26

2018 Property Optimization Process Initiatives $2.8 Million Total Hotel • $ $1.5 Million $0.8 Million $0.1 Million $0.4 Million Rooms Food & Beverage Property Operations Other • • • • • • • • 27

2019 Outlook

2019 Earnings Outlook Bridge In addition to industry-wide factors, the Company’s current portfolio will experience various headwinds and tailwinds in 2019, which will impact year over year comparisons. Negative Impacts Positive Impacts • • • • • • • • • • • • • • 29

2019 Outlook by Market           30

2019 Renovations 2019 Capital Expenditures are anticipated to be between $85 million and $105 million 31

2019 Guidance 2019 Guidance (as of 2/26/2019) Low High Additional Details • • • • • • 32

What You Can Continue to Expect from Us ✓ Transaction-oriented mindset with focus on quality ✓ Healthy balance sheet throughout the cycle ✓ Aggressive asset management initiatives ✓ Leveraging relationships with brands and managers

APPENDIX 34

Definitions 35

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, and Same-Property Hotel EBITDA 36

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, and Same-Property Hotel EBITDA Footnotes 37

Non-GAAP Financial Measures 38